UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Western Asset Municipal High Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

620 Eighth Avenue, 49th Floor, New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 5, 2008

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Western Asset Municipal High Income Fund Inc. (the ''Fund'') will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, February 29, 2008 at 3:00 p.m., New York time, for the following purposes:

1. To elect two (2) Class III Directors of the Fund (Proposal 1); and

2. To consider and vote upon such other matters as may come before said meeting or any adjournments thereof.

The close of business on January 7, 2008 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy, date and sign it and return it promptly in the envelope provided, no matter how large or how small your holdings may be.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp., c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

620 Eighth Avenue, 49th Floor, New York, New York 10018

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Western Asset Municipal High Income Fund Inc. (the ''Fund'') for use at the Annual Meeting of Stockholders of the Fund to be held at 3:00 p.m., New York time, on Friday, February 29, 2008, at 620 Eighth Avenue, 49th Floor, New York, New York and at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Meeting of Stockholders (the "Notice").

The cost of soliciting proxies and the expenses incurred in preparing this Proxy Statement will be borne by the Fund. Solicitation costs are expected to be approximately $18,900. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interview conducted by officers, directors and employees of the Fund, the Fund's investment manager, Legg Mason Partners Fund Advisor, LLC ("LMPFA" or the "Manager"), which is an affiliate of Legg Mason, Inc.; Western Asset Management Company, the Fund's subadviser ("Western Asset"); and/or American Stock Transfer & Trust Co., the Fund's transfer agent.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2007, has previously been furnished to all stockholders of the Fund. This Proxy Statement is first being mailed to stockholders on or about February 5, 2008. The Fund will provide additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-331-1710.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Fund (''Shares'') represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of each nominee in Proposal 1. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted. Approval of Directors are elected by a plurality of the votes cast at a Meeting with a quorum present. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting. Because a plurality is measured by a proportion of the votes actually cast, abstentions will have no impact on the election of Directors. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to elect Directors are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to stockholders with respect to the reasons for the solicitation.

Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. If an adjournment is proposed, the persons named as proxies will vote the Shares that they are entitled to vote in their discretion. A stockholder vote may be taken on the election of Directors prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

The close of business on January 7, 2008 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments or postponements thereof.

The Fund has one class of common stock, which has a par value of $.001 per Share. As of the Record Date, there were 21,062,924.642 Shares outstanding. Each stockholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

As of the Record Date, to the knowledge of the Fund and the Board, no single stockholder or ''group'' (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the ''Exchange Act'')) beneficially owned 5% or more of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., as nominee of The Depository Trust Company, was the record holder of 19,713,178 Shares, or 91.05% of the Fund's outstanding Shares. As of the Record Date, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund.

In order that a stockholder's Shares may be represented at the Meeting, stockholders should allow sufficient time for their proxies to be received on or before 3:00 p.m. on February 29, 2008.

As of the Record Date, to the knowledge of the Fund, no shares or securities issued by Legg Mason, Inc., were held by Directors who are not "interested persons" of the Fund (the "Non-Interested Directors") as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

LMPFA, the Fund's investment manager and administrator is located at 620 Eighth Avenue, New York, NY 10018. Western Asset, the Fund's subadviser, is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Proposal 1: Election of Directors to the Board of Directors

The Board of Directors of the Fund is divided into three classes: Class I, Class II and Class III. The Directors serving in Class III have terms expiring at the Meeting; the current Class III Directors, Mr. William Hutchinson and Mr. Jeswald Salacuse, have each been nominated by the Board of Directors for election or reelection at the Meeting to serve for a term of three years (until the 2011 Annual Meeting of Stockholders) or until his successor has been duly elected and qualified or until he resigns or is otherwise removed. Class I Directors and Class II Directors will continue to serve until the year 2009 and year 2010 Annual Meeting of Stockholders, respectively, or thereafter when his or her successor has been duly elected and qualified or until he or she resigns or is otherwise removed.

Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees in their discretion.

Certain information concerning the nominees is set forth below. All of the nominees are currently Directors of the Fund. Except as indicated, each nominee or Director has held the office shown or other offices in the same company for the last five years.

Persons Nominated for Election as Directors

Name, Address and Year of Birth	Position Held with Fund	Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director or Director Nominee	Other Directorships Held by Director or Director Nominee
Nominees to serve as Class III Directors

NON-INTERESTED DIRECTOR NOMINEES:

William R. Hutchinson c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Year of Birth: 1942	Director and Member of Audit and Nominating Committees	Since 1998	President, WR Hutchinson & Associates, Inc. (oil industry consulting); formerly Group Vice President Mergers & Acquisitions BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	19	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. ("Blackstone Advisers")

*  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Directors Continuing in Office**

Name, Address and Year of Birth	Position Held with Fund	Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Director or Director Nominee	Other Directorships Held by Director or Director Nominee
Class I Directors

NON-INTERESTED DIRECTORS:

Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2007	President, Colman Consulting Co.	22	None

Dr. Riordan Roett c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	21	None

INTERESTED DIRECTOR:

R. Jay Gerken* Legg Mason & Co., LLC ("Legg Mason") 620 Eighth Avenue New York, NY 10018 Year of Birth: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman, President and Chief Executive Officer of LMPFA; Chairman of the Board, Trustee or Director of 133 funds associated with LMPFA and its affiliates (since 2006); President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers, Inc. (2002 to 2005)	133	Trustee, Consulting Group Capital Markets Fund

*  An "interested person" of the Fund, as defined in the 1940 Act because he is a Managing Director of Legg Mason, an affiliate of the Manager.

**  Dwight Crane, who is currently serving as a Class III Director, will resign from the Board at the date on which the Director Nominees accept their elections and commence service as Directors.

***  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Year of Birth	Position Held with Fund	Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Director or Director Nominee	Other Directorships Held by Director or Director Nominee
Class II Directors

NON-INTERESTED DIRECTORS:

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2007	Retired; formerly, Associate General Counsel, Pfizer, Inc. (pharmaceuticals)	22	None

Paolo M. Cucchi c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1941	Director and Member of Audit and Nominating Committees	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2007	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Advisors

***  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2006:

Name of Director/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director/Nominee and Advised by LMPFA
NON-INTERESTED DIRECTORS/NOMINEES

Carol L. Colman	None	Over $100,000

Dwight B. Crane	$1–$10,000	Over $100,000

Daniel P. Cronin	None	Over $100,000

Paolo M. Cucchi	$1–$10,000	$10,001–$50,000

Leslie H. Gelb	None	None

William R. Hutchinson	$1–$10,000	Over $100,000

Riordan Roett	None	$10,001–$50,000

Jeswald W. Salacuse	None	$10,001–$50,000

INTERESTED DIRECTOR

R. Jay Gerken*	$1–$10,000	Over $100,000

* Mr. Gerken is an "interested person" as defined in the 1940 Act because he is a Managing Director of Legg Mason, which is an affiliate of the Manager.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including LMPFA, Western Asset, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

The Directors review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, LMPFA and its affiliates and other funds and clients managed by LMPFA and Western Asset to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

During the Fund's fiscal year ended October 31, 2007, four regular meetings and one special meeting of the Board were held. In the last fiscal year, each Director attended at least 75% of the regular and special meetings of the Board and each of the audit and nominating committee meetings held during the time he or she was a Director. The Fund does not have a formal policy regarding attendance by Directors at annual meetings but may consider a policy in the future. One Board member attended the 2007 Annual Meeting of Stockholders.

Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended October 31, 2007 and the total compensation paid to each Director during the calendar year ended December 31, 2006. Certain of the Directors listed below are members of the Fund's Audit and Nominating Committees, as well as other committees of boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended October 31, 2007 by the Fund to Mr. Gerken, who is an "interested person" as defined in the 1940 Act.

The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's last fiscal year:

Name of Person	Aggregate Compensation from Fund for the fiscal year ended 10/31/07	Total Compensation from Fund and Fund Complex for the year ended 12/31/06	Total Number of Funds for Which Director Serves within Fund Complex
	Non-Interested Directors/Nominees
Carol L. Colman	$4,487	$298,050	22
Dwight B. Crane*	$6,093	$266,500	50
Daniel P. Cronin	$4,455	$238,500	22
Paolo M. Cucchi	$7,105	$90,550	22
Leslie H. Gelb	$3,833	$209,050	21
William R. Hutchinson	$7,562	$402,550	22
Riordan Roett	$3,323	$89,550	21
Jeswald W. Salacuse	$3,904	$235,500	19
	Interested Director
R. Jay Gerken**	$0	$0	133

*  Mr. Crane's term as Director will end effective February 29, 2008.

**  Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act because he is a Managing Director of Legg Mason, the parent company of the Fund's investment manager.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, any persons who beneficially own more than 10% of the Fund's outstanding Shares, as well as LMPFA, Western Asset and certain of their affiliated persons, to file reports of ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange, Inc. (the "NYSE"). Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended October 31, 2007, all filing requirements applicable to such persons were met.

Committees of the Board of Directors

The Fund has a separately designated standing Audit Committee. The Fund's Audit Committee is composed of all Directors who are not "interested persons" of the Fund, LMPFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards applicable to closed-end funds, namely Ms. Colman and Messrs. Crane, Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund's independent registered public accounting firm, and (iv) the performance of the Fund's internal audit functions and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to SEC rules for inclusion in the Annual Proxy Statement. This Committee met five times during the fiscal year ended October 31, 2007. The Board of Directors of the Fund has determined that all members of the Fund's Audit Committee are financially literate. Mr. Hutchinson has been designated as the audit committee financial expert within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002. The Amended and Restated Audit Committee Charter was filed as Annex A, to the Fund's proxy statement dated February 5, 2007.

The Fund has a separately designated standing Nominating Committee. The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Ms. Colman and Messrs. Crane, Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards applicable to closed-end funds are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Nominating Committee met four times during the Fund's fiscal year ended October 31, 2007. At a meeting held on November 14, 2007, the Nominating Committee nominated Messrs. Hutchinson and Salacuse for election at the Meeting. The Nominating Committee Charter was filed as Annex B to the Fund's proxy statement dated February 5, 2007.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee

Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
R. Jay Gerken Legg Mason 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1951	Chief Executive Officer, Chairman of the Board and President	Since 2002	(See table of "Directors Continuing in Office")

Kaprel Ozsolak Legg Mason 125 Broad Street New York, NY 10004 Birth year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Controller of certain mutual funds associated with Legg Mason or its predecessors (from 2002 to 2004)

Steven Frank Legg Mason 125 Broad Street New York, NY 10004 Birth year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason; Assistant Controller of Legg Mason or its predecessors (from 2001 to 2005)

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Ted P. Becker Legg Mason 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer of certain mutual funds associated with Legg Mason (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management ("CAM") (2002-2005)

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason (since 2004); Chief Anti-Money Laundering Compliance Officer of mutual funds associated with Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary	Since 2003	Managing Director and General Counsel, Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of Citi Fund Management (2001-2004)

THE BOARD OF DIRECTORS, INCLUDING ALL THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

Report of the Audit Committee

At a meeting of the Audit Committee on December 20, 2007, the Audit Committee reported that it: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KMPG"), the Fund's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG that it is independent and disclosures regarding such independence, as required by Independence Standards Board Standard No. 1, and discussed with KPMG the firm's independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended October 31, 2007.

Submitted by the Audit Committee of the Fund's Board of Directors

Dwight B. Crane
Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

Representatives of KPMG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2006 were $37,000 and $33,250, respectively.

Audit-Related Fees. Fees for services related to the audit of the Fund's financial statements rendered by KPMG for the fiscal year ended October 31, 2007 and fiscal year ended October 31, 2006 were $3,722 and $0, respectively.

Tax Fees. Fees for services rendered by KPMG for tax compliance for the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2006 were $5,200 and $0, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

All Other Fees. There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

Pre-Approval Policies and Procedures. The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ( "Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, LMPFA and Covered Service Providers for the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2006 were $0 and $0, respectively.

The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to LMPFA and Covered Service Providers which were not pre-approved (i.e., not requiring pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund, LMPFA or Covered Service Providers which were required to be pre-approved were pre-approved as required.

Stockholder Proposals and Other Stockholder Communications

Stockholder proposals intended to be presented at the 2009 Annual Meeting of Stockholders of the Fund must be received by September 28, 2008 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2009 Annual Meeting will be held in February of 2009. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any stockholder who desires to submit a proposal at the 2009 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 620 Eighth Avenue, 49th Floor, New York, New York 10018) during the period from November 28, 2008 to December 30, 2008. However, if the 2009 Annual Meeting of Stockholders is held earlier than January 31, 2009, or later than April 30, 2009, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2009 Annual Meeting to the later of 60 days prior to the date of the 2009 Annual Meeting or 10 days following the public announcement of the date of the 2009 Annual Meeting. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund's Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason
Compliance Department
620 Eighth Avenue, 49th Floor
New York, NY 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset Municipal High Income Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund, Robert I. Frenkel, 300 First Stamford Place, 2nd Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Additional Information

Legg Mason, Inc.'s sole business is asset management, with on-the-ground management capabilities located around the world and assets under management as of September 30, 2007 aggregating approximately $1 trillion.

Legg Mason, Inc. is a global asset management firm, structured as a holding company. The firm is headquartered in Baltimore, Maryland.

Other Matters to Come Before the Meeting

The Board does not intend to present any other business at the Meeting, nor is the Fund aware of any stockholder proposals. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment, to the extent permissible under applicable law.

February 5, 2008

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

ANNUAL MEETING OF SHAREHOLDERS OF

WESTERN ASSET MUNICIPAL HIGH

INCOME FUND INC.

February 29, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20200000000000001000 5	022908

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends a vote “FOR” the following proposal:
1.Election of Directors:		2. Any other business that may properly come before the Meeting.

NOMINEES:
FOR ALL NOMINEES	William R. Hutchinson	The persons named as proxies are authorized to vote in their discretion on any other business
	Jeswald W. Salacuse	that may properly come before the Meeting.
WITHHOLD AUTHORITY FOR ALL NOMINEES		Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid Envelope.

FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here:

Please check the box to the right if you will be attending the Meeting.

To change the address on your account, please check the box at right and   indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan, Todd Lebo, Grace Sinn, Robert Nelson, Michael Kocur and Marc De Oliveira and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Municipal High Income Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Legg Mason, 620 Eighth Avenue, 49th Floor, New York, New York on February 29, 2008, at 3:00 p.m., Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by  the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as director.

Please refer to the proxy statement for a discussion of the Proposal.

(Continued and to be signed on the reverse side.)

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